NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
	(Thousands of Dollars, except share information)

Operating Revenues	$ 1,325,345	$ 1,391,772	$ 2,845,312	$ 3,095,290

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	661,699	804,802	1,485,016	1,875,288
Other	237,203	245,879	523,084	483,112
Maintenance	70,896	59,842	127,605	105,827
Depreciation	68,321	63,420	136,075	126,889
Amortization of regulatory assets/(liabilities), net	41,945	(3,453)	70,800	2,770
Amortization of rate reduction bonds	47,884	47,114	101,234	98,913
Taxes other than income taxes	59,278	57,360	131,107	129,950
Total operating expenses	1,187,226	1,274,964	2,574,921	2,822,749
Operating Income	138,119	116,808	270,391	272,541

Interest Expense:
Interest on long-term debt	46,449	40,234	89,222	76,447
Interest on rate reduction bonds	12,987	15,839	26,703	32,189
Other interest	6,624	3,504	12,776	10,223
Interest expense, net	66,060	59,577	128,701	118,859
Other Income, Net	10,370	11,873	23,928	25,942
Income from Continuing Operations Before
Income Tax Expense	82,429	69,104	165,618	179,624
Income Tax Expense	23,192	21,703	46,598	54,426
Income from Continuing Operations Before
Preferred Dividends of Subsidiary	59,237	47,401	119,020	125,198
Preferred Dividends of Subsidiary	1,389	1,389	2,779	2,779
Income from Continuing Operations	57,848	46,012	116,241	122,419
Discontinued Operations:
Income from Discontinued Operations	-	564	-	248
Gains from Sale/Disposition of Discontinued Operations	-	3,925	-	2,017
Income Tax Expense	-	1,948	-	1,037
Income from Discontinued Operations	-	2,541	-	1,228
Net Income	$ 57,848	$ 48,553	$ 116,241	$ 123,647

Basic and Fully Diluted Earnings Per Common Share:
Income from Continuing Operations	$ 0.37	$ 0.30	$ 0.75	$ 0.79
Income from Discontinued Operations	-	0.01	-	0.01
Basic and Fully Diluted Earnings Per Common Share	$ 0.37	$ 0.31	$ 0.75	$ 0.80

Basic Common Shares Outstanding (weighted average)	155,476,492	154,729,676	155,381,302	154,539,678

Fully Diluted Common Shares Outstanding (weighted average)	155,895,348	155,213,094	155,808,481	155,102,672

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
	June 30,	December 31,
	2008	2007
	(Thousands of Dollars)
ASSETS

Current Assets:
Cash and cash equivalents	$ 12,128	$ 15,104
Investments in securitizable assets	-	308,182
Receivables, less provision for uncollectible
accounts of $41,863 in 2008 and $25,529 in 2007	584,494	401,283
Unbilled revenues	195,414	101,860
Taxes receivable	75,574	13,850
Fuel, materials and supplies	228,767	210,850
Marketable securities - current	82,488	70,816
Derivative assets - current	177,793	105,517
Prepayments and other	37,028	58,794
	1,393,686	1,286,256

Property, Plant and Equipment:
Electric utility	8,027,373	7,594,606
Gas utility	1,003,459	977,290
Other	287,391	310,535
	9,318,223	8,882,431
Less: Accumulated depreciation: $2,559,324 for electric
and gas utility and $158,305 for other in 2008;
$2,483,570 for electric and gas utility and
$178,193 for other in 2007	2,717,629	2,661,763
	6,600,594	6,220,668
Construction work in progress	1,121,154	1,009,277
	7,721,748	7,229,945

Deferred Debits and Other Assets:
Regulatory assets	2,449,551	2,057,083
Goodwill	287,591	287,591
Prepaid pension	219,431	202,512
Marketable securities - long-term	38,625	53,281
Derivative assets - long-term	446,631	298,001
Other	151,989	167,153
	3,593,818	3,065,621

Total Assets	$ 12,709,252	$ 11,581,822

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
	June 30,	December 31,
	2008	2007
	(Thousands of Dollars)
LIABILITIES AND CAPITALIZATION

Current Liabilities:
Notes payable to banks	$ 87,000	$ 79,000
Long-term debt - current portion	54,286	154,286
Accounts payable	568,774	598,546
Accrued interest	61,786	56,592
Derivative liabilities - current	35,898	71,601
Other	304,795	246,125
	1,112,539	1,206,150

Rate Reduction Bonds	802,259	917,436

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	1,109,783	1,067,490
Accumulated deferred investment tax credits	27,108	28,845
Deferred contractual obligations	205,935	222,908
Regulatory liabilities	897,282	851,780
Derivative liabilities - long-term	811,147	208,461
Accrued postretirement benefits	170,641	181,507
Other	426,614	383,611
	3,648,510	2,944,602

Capitalization:
Long-Term Debt	4,090,288	3,483,599

Preferred Stock of Subsidiary - Non-Redeemable	116,200	116,200

Common Shareholders' Equity:
Common shares, $5 par value - authorized
225,000,000 shares; 176,160,857 shares issued
and 155,523,764 shares outstanding in 2008 and
175,924,694 shares issued and 155,079,770 shares
outstanding in 2007	880,804	879,623
Capital surplus, paid in	1,469,588	1,465,946
Deferred contribution plan - employee stock
ownership plan	(21,481)	(26,352)
Retained earnings	967,329	946,792
Accumulated other comprehensive income	4,819	9,359
Treasury stock, 19,708,136 shares in 2008
and 19,705,545 shares in 2007	(361,603)	(361,533)
Common Shareholders' Equity	2,939,456	2,913,835
Total Capitalization	7,145,944	6,513,634

Total Liabilities and Capitalization	$ 12,709,252	$ 11,581,822

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)	Six Months Ended
	June 30,
	2008	2007
	(Thousands of Dollars)
Operating Activities:
Net income	$116,241	$123,647
Adjustments to reconcile to net cash flows
provided by/(used in) operating activities:
Bad debt expense	13,163	12,917
Depreciation	136,075	126,889
Deferred income taxes	52,995	(10,158)
Pension expense, net of capitalized portion	4,011	10,388
(Deferral)/amortization of recoverable energy costs	(6,046)	6,248
Amortization of rate reduction bonds	101,234	98,913
Amortization of regulatory assets, net	70,800	2,770
Regulatory (refunds and underrecoveries)/overrecoveries	(128,830)	64,174
Derivative assets and liabilities	(25,216)	(36,830)
Deferred contractual obligations	(16,973)	(23,489)
Other non-cash adjustments	(7,165)	(2,989)
Other sources of cash	274	-
Other uses of cash	(15,552)	(35,019)
Changes in current assets and liabilities:
Receivables and unbilled revenues, net	35,760	56,248
Fuel, materials and supplies	(17,946)	(12,135)
Investments in securitizable assets	(25,787)	17,674
Other current assets	6,426	7,177
Accounts payable	(20,648)	(67,312)
Counterparty deposits and margin special deposits	59,110	18,926
Taxes receivable/accrued	(31,412)	(372,867)
Other current liabilities	(21,489)	(22,672)
Net cash flows provided by/(used in) operating activities	279,025	(37,500)

Investing Activities:
Investments in property and plant	(625,133)	(491,137)
Proceeds from sales of investment securities	128,778	101,113
Purchases of investment securities	(130,105)	(103,902)
Rate reduction bond escrow and other deposits	9,010	8,567
Other investing activities	2,385	42
Net cash flows used in investing activities	(615,065)	(485,317)

Financing Activities:
Issuance of common shares	4,562	8,520
Issuance of long-term debt	660,000	345,000
Retirements of rate reduction bonds	(115,177)	(109,755)
Increase in short-term debt	8,000	-
Retirements of long-term debt	(154,286)	(4,877)
Cash dividends on common shares	(62,574)	(58,502)
Other financing activities	(7,461)	(657)
Net cash flows provided by financing activities	333,064	179,729
Net decrease in cash and cash equivalents	(2,976)	(343,088)
Cash and cash equivalents - beginning of period	15,104	481,911
Cash and cash equivalents - end of period	$12,128	$138,823

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.